UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 31, 2008

First Reliance Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

000-49757	80-0030931
(Commission File Number)	(IRS Employer Identification No.)

2170 W. Palmetto Street Florence, South Carolina	29501
(Address of Principal Executive Offices)	(Zip Code)

(843) 656-5000
(Registrant’s Telephone Number, Including Area Code)

South Carolina
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Elliot Davis, LLC, an independent registered public accounting firm, has consented to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-100282, 333-109020 and 333-131698), and in the related prospectuses, of their report, dated March 25, 2008, relating to the consolidated financial statements of First Reliance included in the Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on March 31, 2008.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is filed as part of this Report.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

Dated: April 1, 2008	By:	/s/ Jeffrey A. Paolucci
Jeffrey A. Paolucci
Chief Financial Officer